Second Quarter 2012
Earnings Presentation
August 1, 2012

Forward-Looking Statements & Supplemental Information

Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking. Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast,"
"future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek," "should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding our anticipated capital expenditures, anticipated results of our storage rollout schedule, completion schedule of our storage facilities and our expected capacity at such facilities, the benefits of our shared services model and our expected merger-related synergies in 2012, the timing and approval of our proposed infrastructure program, the impact of forward natural gas price changes on our storage portfolio, our earnings guidance and the positive trends we anticipate through the remainder of the year and our priorities for 2012. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures including the Nicor merger; limits on natural gas pipeline capacity; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations;
financial market conditions, including disruptions in the capital markets and lending environment and the current economic uncertainty; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; the outcome of litigation; acts of war or terrorism; and other factors which are provided in detail in our filings with the
Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on operating margin and earnings before interest and taxes (EBIT), which include the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income and other income and expenses.
Items that are not included in EBIT are income taxes and financing costs, including debt and interest expense, each of which the company evaluates on a consolidated basis. The company believes EBIT is a useful measurement of its performance because it provides information that can be used to evaluate the effectiveness of its businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-GAAP measure calculated as operating revenues minus cost of goods sold and revenue taxes, excluding operation and maintenance expense, depreciation and amortization, certain taxes other than income taxes and gains or losses on the sale of assets, if any. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of goods sold and revenue taxes are generally passed directly through to customers. In addition, in this presentation, the company has presented a non-GAAP measure of both its net income and its earnings per share each adjusted to exclude expenses incurred with respect to the Nicor merger. As the company does not routinely engage in transactions of the magnitude of the Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting net income and EPS excluding Nicor merger expenses provides investors with an additional measure of the company’s core operating performance. The company also uses a non-GAAP measure when it presents the impact of warmer than normal weather on its diluted EPS. EBIT, operating margin, net income excluding merger expenses (also referred to as adjusted net income), EPS excluding merger expenses (also referred to as adjusted EPS) and the impact of warmer than normal weather should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL Resources Inc. or EPS as determined in accordance with GAAP. In addition, the company's EBIT, operating margin, adjusted net income and adjusted EPS may not be comparable to similarly titled measures of another company. Reconciliations of non-GAAP financial measures referenced in this presentation are available at the end of this presentation and on the company’s Web site at
www.aglresources.com

in millions, except per share amounts	2Q12	2Q11	Change[1]
Total Operating Revenues	$ 686	$ 375	83%
Operating Margin[2]	433	241	80%
Total Operating Expenses[2]	342	181	89%
Operating Income	91	60	52%
EBIT	100	62	61%
Interest Expense, net	45	32	41%
Income Tax Expense	20	11	82%
Net Income Attributable to AGLR	$ 34	$ 18	89%
Adj. Net Income Attributable to AGLR[3]	$ 36	$ 26	38%
EPS (Diluted)	$ 0.28	$ 0.23	22%
Adj. EPS (Diluted)[3]	$ 0.30	$ 0.33	(9)%

AGL Resources

2Q12 Highlights
• 2Q12 GAAP EPS of $0.28 per
 diluted share
 • Adjusted diluted EPS of $0.30, excluding
 approximately $2 million in after-tax costs
 related to Nicor merger
 • Distribution segment EBIT up 35% 2Q12
 vs. 2Q11, primarily due to addition of
 Nicor Gas in 1Q12
 • Retail segment EBIT up $13 million vs.
 2Q11, driven by the addition of Nicor’s
 retail businesses
 • Wholesale, midstream and cargo
 shipping segments remain challenged
 due to market fundamentals
• Warmer-than-normal (10-year
 average) weather at distribution
 and retail segments reduced EPS
 by approximately $0.02 in 2Q12
Note: Please review the AGL Resources 10-Q as filed with the SEC on 8/1/12 for detailed information.
Operating Margin, EBIT, Adjusted Net Income and Adjusted EPS are non-GAAP measures. Please see the appendix to this presentation or visit the investor relations section of www.aglresources.com for a reconciliation to GAAP.
(1) Results for Nicor’s businesses are not included in 2Q11 GAAP results.
(2) Adjusted for Cost of Goods Sold and revenue tax expenses for Nicor Gas which are passed directly through to customers.
(3) Adjusted net income and adjusted EPS exclude Nicor-related merger costs of approximately $2 million, net of tax, for 2Q12 and $8 million, net of tax, for 2Q11.

in millions, except per share amounts	6-mos 2012	6-mos 2011	Change[1]
Total Operating Revenues	$ 2,090	$ 1,253	67%
Operating Margin[2]	1,077	664	62%
Total Operating Expenses[2]	724	366	98%
Operating Income	353	298	18%
EBIT	366	301	22%
Interest Expense, net	92	61	51%
Income Tax Expense	100	87	15%
Net Income Attributable to AGLR	$ 164	$ 142	15%
Adj. Net Income Attributable to AGLR[3]	$ 172	$ 153	12%
EPS (Diluted)	$ 1.40	$ 1.82	(23)%
Adj. EPS (Diluted)[3]	$ 1.47	$ 1.96	(25)%

AGL Resources®

6-Months 2012 Highlights
• 6-months 2012 GAAP EPS of $1.40 per
 diluted share
 • Adjusted diluted EPS of $1.47, excluding
 $8 million in after-tax costs related to Nicor
 merger
• Warmer-than-normal (10-year average)
 weather at distribution and retail
 segments reduced EPS by approximately
 $0.13 YTD
• Distribution segment EBIT up 37%
 through 6/30/12 vs. 6/30/11, primarily due
 to addition of Nicor Gas
• Retail segment EBIT up 7%
• Wholesale, midstream and cargo
 shipping segments remain challenged
 due to market fundamentals
 • Wholesale rollout schedule
 strengthened from 3/31/12 to 6/30/12
 • Modest improvement in seasonal
 storage spreads providing some short-
 term opportunities for midstream
 • Cargo shipping experiencing higher
 volumes, offset by lower fees
Note: Please review the AGL Resources 10-Q as filed with the SEC on 8/1/12 for detailed information.
Operating Margin, EBIT, Adjusted Net Income and Adjusted EPS are non-GAAP measures. Please see the appendix to this presentation or visit the investor relations section of www.aglresources.com for a reconciliation to GAAP.
(1) Results for Nicor’s businesses are not included in 6-months 2011 GAAP results.
(2) Adjusted for Cost of Goods Sold and revenue tax expenses for Nicor Gas which are passed directly through to customers.
(3) Adjusted net income and adjusted EPS exclude Nicor-related merger costs of approximately $8 million, net of tax, for the first six-months of 2012 and $11 million, net of tax, for the first six months of 2011.

Distribution
Retail
Wholesale
Midstream
Shipping (1)

AGL Resources

6-Months 2012 Operating EBIT Composition

Distribution operations contributed 77% of operating EBIT during the first half of 2012.
(1) There was no EBIT contribution from the Cargo Shipping segment through the first six months of 2012.
  Note: Operating EBIT percentages above exclude corporate eliminations.
77%
3%
1%
19%

in millions	2Q12	2Q11	Change
Total Operating Revenues	$ 490	$ 277	77%
Operating Margin (1)	**346**	**207**	**67%**
O&M	152	89	71%
D&A	86	36	139%
Taxes (other than income taxes) (1)	12	9	33%
Total Operating Expenses, exc. COG and revenue taxes	**250**	**134**	87%
Operating Income	**96**	**73**	**32%**
Other income	4	1	300%
EBIT	**$ 100**	**$ 74**	**35%**

(1) Adjusted for revenue tax expenses of $13 million which are passed directly to customers.

in millions	6-mos 2012	6-mos 2011	Change
Total Operating Revenues	$ 1,530	$ 820	87%
Operating Margin (1)	**816**	**482**	**69%**
O&M	325	179	82%
D&A	174	72	142%
Taxes (other than income taxes) (1)	28	18	56%
Total Operating Expenses, exc. COG and revenue taxes	**527**	**269**	96%
Operating Income	**289**	**213**	**36%**
Other income	5	2	150%
EBIT	**$ 294**	**$ 215**	**37%**

(1) Adjusted for revenue tax expenses of $54 million which are passed directly to customers.

AGL Resources

• 2Q12 EBIT increased 35% vs. 2Q11
• Key drivers
 • Nicor Gas added EBIT of $20 million
 • Warmer-than-normal conditions in
 2Q12 negatively impacted EBIT by $4
 million vs. normal ($18 million through
 6/30/12)
 • EBIT at AGLR utilities (excluding Nicor
 Gas) favorable by $6 million
 • Expenses increased $116 million vs.
 2Q11 due to addition of Nicor Gas
 (excluding revenue taxes)
• 6-months 2012 EBIT increased 37%
 vs. 2011
• Customer count stable
 • 2.278 million customers in 2Q12 and
 2Q11 (avg.) for AGLR utilities
 (excluding Nicor Gas)
 • 2.190 million Nicor Gas customers in
 2Q12 (avg.)
Distribution Operations
NOTE: COG = Cost of Goods Sold
2Q12 Financial Performance Summary
6-months 2012 Financial Performance Summary

in millions	2Q12	2Q11	Change
Total Operating Revenues	$ 136	$ 117	16%
Operating Margin	**43**	**17**	**153%**
O&M	25	15	67%
D&A	3	-	nm
Taxes (other than income taxes)	1	1	nm
Total Operating Expenses, exc. COG	**29**	**16**	81%
Operating Income	**14**	**1**	**1300%**
Other income	-	-	nm
EBIT	**$ 14**	**$ 1**	**1300%**

in millions	6-mos 2012	6-mos 2011	Change
Total Operating Revenues	$ 399	$ 407	(2)%
Operating Margin	**140**	**106**	**32%**
O&M	57	35	63%
D&A	7	1	600%
Taxes (other than income taxes)	2	1	100%
Total Operating Expenses, exc. COG	**66**	**37**	78%
Operating Income	**74**	**69**	**7%**
Other income	-	-	nm
EBIT	**$ 74**	**$ 69**	**7%**

AGL Resources

Retail Operations
• 2Q12 EBIT up $13 million vs. 2Q11
 • Addition of Nicor’s retail businesses
 resulted in a $10 million increase in EBIT
 • Reduction of transportation and gas costs
 vs. 2Q11
• 6-months 2012 EBIT increased 7% vs.
 2011
• Market share and customer count
 • Georgia market share remains 32% at end
 of 2Q12 (equivalent to 2Q11)
 • Georgia customer count (avg.): 488K at
 6/30/12 vs. 492K at 6/30/11
• Integration of retail businesses ongoing
2Q12 Financial Performance Summary
6-months 2012 Financial Performance Summary

in millions	2Q12	2Q11	Change
Total Operating Revenues	$ 7	$ 9	(22)%
Operating Margin	**3**	**8**	**(63)%**
O&M	11	12	(8)%
D&A	-	1	nm
Taxes (other than income taxes)	1	-	-
Total Operating Expenses, exc. COG	**12**	**13**	**(8)%**
Operating Income (Loss)	**(9)**	**(5)**	**80%**
Other income	-	-	nm
EBIT	**$ (9)**	**$ (5)**	**80%**

in millions	6-mos 2012	6-mos 2011	Change
Total Operating Revenues	$ 71	$ 62	15%
Operating Margin	**37**	**58**	**(36)%**
O&M	24	28	(14)%
D&A	1	1	0%
Taxes (other than income taxes)	2	1	100%
Total Operating Expenses, exc. COG	**27**	**30**	(10)%
Operating Income	**10**	**28**	**(64)%**
Other income	-	-	nm
EBIT	**$ 10**	**$ 28**	**(64)%**

Note: AGL Resources' wholesale services operating segment is subject to mark-to-market gains and losses related to its hedged transportation and storage positions which can create EBIT volatility quarter to quarter and year to year.

millions
$50
$40
$30
$20
$10
$-
$(10)
$(20)
$(30)
$(40)
$(50)
2Q11
4Q11
1Q12
2Q12
Commercial Activity
Storage Hedges
Transportation Hedges
LOCOM

AGL Resources

• 2Q12 EBIT down $4 million vs. 2Q11 due
 mainly to lower commercial activity
 • Commercial activity lower by $6 million y/y
 primarily related to reduced optimization margin
 and lower transportation spreads in part driven
 by natural gas over-supply
 • $1 million higher MTM year-over-year associated
 with storage and transportation hedge movement
• Improving seasonal storage spreads resulted
 in $47 million storage rollout schedule on 55
 Bcf of inventory at Sequent at the end of 2Q12
 • At 3/30/12, Sequent had a $19 million storage
 rollout schedule on 47 Bcf of inventory
 • At 6/30/11, Sequent had an $11 million rollout
 schedule on 29 Bcf of inventory
2Q12 Financial Performance Summary
Wholesale Services
3Q11

Wholesale Operating Margin Components
6-mos 2012 Financial Performance Summary

in millions	2Q12	2Q11	Change
Total Operating Revenues	$ 18	$ 11	64%
Operating Margin	**11**	**9**	22%
O&M	4	4	0%
D&A	4	2	100%
Taxes (other than income taxes)	2	1	100%
Total Operating Expenses, exc. COG	**10**	**7**	43%
Operating Income	**1**	**2**	**(50)%**
Other income	1	-	nm
EBIT	**$ 2**	**$ 2**	**0%**

in millions	6-mos 2012	6-mos 2011	Change
Total Operating Revenues	$ 34	$ 41	(17)%
Operating Margin	**22**	**18**	**22%**
O&M	9	8	13%
D&A	6	4	50%
Taxes (other than income taxes)	3	2	50%
Total Operating Expenses, exc. COG	**18**	**14**	29%
Operating Income	**4**	**4**	**0%**
Other income	1	-	nm
EBIT	**$ 5**	**$ 4**	**25%**

In Bcf	Current Working Gas Capacity	Expected Additional 2012 Capacity	Sub-scribed (1)	Average Rate (DTH/mo.)
Jefferson Island	**7.3**	**0.0**	**7.0**	**$ 0.14**
Golden Triangle	**6.0**	**7.3**	**6.0**	**$ 0.14**
Central Valley	**11.0**	**0.0**	**4.3**	**$ 0.12**

AGL Resources

Midstream Operations
• 2Q12 EBIT of $2 million, flat vs. 2Q11
 • Storage values remain depressed due to high
 supply of natural gas and reduced demand
• Construction update
 • Completion of Golden Triangle Storage
 Cavern 2 on target for 3Q12
 (~7.3 Bcf of working gas capacity)
 • Construction at Central Valley Gas Storage
 largely complete and began serving firm
 customers in 2Q12 (~11 Bcf of working gas
 capacity)
2Q12 Financial Performance Summary
 • Contracted Storage Summary (at 6/30/12)

(1) Subscribed capacity includes 2 Bcf at Jefferson Island and 2 Bcf at
GTS that are contracted by Sequent.
6-months 2012 Financial Performance Summary

in millions	6/30/12	12/31/11	6/30/11	Change (6/30/12 vs. 12/31/11)
Assets				
Cash, S-T Investments & Receivables	$ 805	$ 1,406	$ 794	$ (601)
Inventories	549	750	544	(201)
Other current assets	526	590	265	(64)
PPE (net)	8,087	7,900	4,587	187
Goodwill	1,813	1,813	418	-
Other deferred debits	1,494	1,454	609	40
Total Assets	**$ 13,274**	**$ 13,913**	**$ 7,217**	**$ (639)**
Liabilities and Equity				
Current Liabilities	$ 2,460	$ 3,084	$ 1,399	$ (624)
Long-Term Debt	3,334	3,561	2,164	(227)
Other Liabilities	4,058	3,929	1,740	129
Total Liabilities	9,852	10,574	5,303	(722)
Total Equity	$ 3,422	$ 3,339	$ 1,914	83
Total Liabilities and Equity	**$ 13,274**	**$ 13,913**	**$ 7,217**	**$ (639)**

AGL Resources

Balance Sheet Highlights
• Solid balance sheet with significant
 opportunity to fund capital
 requirements
 • Good access to capital markets
 • Company credit metrics support
 solid, investment-grade ratings
• $4.3 billion debt outstanding
 • Long-term debt $3.3 billion
 • Short-term debt of $1.0 billion
 • Debt to Cap Ratio: 54%
• 2012 cap ex estimated at $825
 million
 • Approximately $725 million of utility
 cap ex expected in 2012 vs. $604
 million in 2011 for AGLR utilities +
 Nicor Gas
 • $300 million of 2012 utility cap ex is
 rider-based
 • Approximately $100 million of non-
 utility cap ex expected in 2012

Illinois Heating Degree Days

1,400
1,200
1,000
800
600
400
200
-
Jan
Feb
Mar
Apr
May
Jun
2011
10-Year Average
2012

Georgia Heating Degree Days

800
700
600
500
400
300
200
100
0
Jan
Feb
Mar
Apr
May
Jun(1)
2011
10-Year Average
2012

Source: NOAA

(1) There are no heating degree days in Georgia for the month of June.

AGL Resources

2Q12 and 6-months 2012 Weather Impact

• First half of 2012 warmest ever
 recorded in United States
• Normal (10-year average) weather at
 distribution and retail segments over
 2Q12 would have improved EPS by
 approximately $0.02, and first six-
 months 2012 EPS by approximately
 $0.13
• In aggregate, weather was 20% warmer
 -than-normal across all AGLR
 jurisdictions for the first half of 2012
• Weather normalization programs in
 New Jersey and Virginia largely
 insulated Elizabethtown Gas and
 Virginia Natural Gas from weather
 impacts year-to-date

New Jersey Infrastructure Investment Filing
• On July 23, 2012 Elizabethtown Gas filed for approval with the New Jersey Board of Public
 Utilities (NJBPU) an Accelerated Infrastructure Replacement (AIR) program
• Proposal seeks to invest up to $135 million in Elizabethtown’s natural gas infrastructure for a five-year period (November 2012-August 2017) to enhance the safety, reliability and integrity of its distribution system
• The cost recovery mechanism proposed is similar to the one already in place for the Utility
 Infrastructure Enhancement (UIE) program which is scheduled to expire on October 31,
 2012, and seeks to phase in rates over the five-year period
• The AIR program would replace nearly 150 miles of pipeline, mainly aging cast iron
• Expect the NJBPU to set a hearing and procedural schedule shortly
• Filing is in line with AGLR’s strategy of promoting infrastructure investment programs with accelerated cost recovery mechanisms, similar to the program in place in Georgia
 (STRIDE) and the company’s recently approved SAVE program in Virginia

60
50
40
30
20
10
0
Volume (bcf)
$80
$70
$60
$50
$40
$30
$20
$10
$0
MTM Value ($millions)
Q2 '07
Q4 '07
Q2 '08
Q4 '08
Q2 '09
Q4 '09
Q2 '10
Q4 '10
Q2 '11
Q4 '11
Q2 '12
Volume (bcf)
Storage Rollout Value ($millions)

AGL Resources

Wholesale Services Storage Rollout
Storage rollout value stands at $47 million on 55 Bcf of natural gas inventory as of 6/30/12

Intrinsic Spreads Year Ago to Expiry
Jul 11 / Jan 12
Jul 12 / Jan 13
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$0.00
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun

AGL Resources

Storage Spreads
June 22, 2011, Jul 11 / Jan 12 spread at $0.523
June 22, 2012, Jul 12 / Jan 13 spread at $0.802

2012 Priorities
• Invest necessary capital to enhance and maintain the safety and reliability of our distribution systems, while minimizing regulatory lag
• Remain a low-cost leader within the industry
• Maintain margins in Georgia and Illinois while continuing to expand into other profitable retail markets
• Leverage experience across SouthStar and Nicor’s retail businesses
• Renew affiliated and non-affiliated asset management agreements and add new asset management, gas-fired power generation and producer services contracts
• Continually enhance risk management, credit management and overall controls
Distribution
Retail
Wholesale
Midstream
Cargo Shipping
Expense &
Balance Sheet
Discipline
• Complete construction of Golden Triangle Cavern 2 and Central Valley Gas
 Storage and execute contracts for newly available capacity
• Reduce project development costs in response to low volatility environment
• Effectively control expenses and focus on capital discipline in each of our business segments
• Maintain strong balance sheet and liquidity profile
• Expand market share in key service areas while providing quality total transportation and logistics solutions for our customers
• Prudently deploy capital investment and diligently manage operating costs

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Home > Investor Relations

Investor Relations

Earnings Disclosure | Webcast
Q1 2012 AGL Resources Inc Earnings Conference Call (Live)
05/01/12 at 4:00 p.m. ET

Webcast
AGL Resources Inc Annual Shareholder Meeting (Live)
05/01/12 at 10:00 a.m. ET

AGL Resources (NYSE: GAS) is an Atlanta-based energy services holding company with operations in natural gas distribution, retail operations, wholesale services, midstream operations and cargo shipping. As the nation's largest natural gas-only distributor based on customer count, AGL Resources serves approximately 4.5 million utility customers through its regulated distribution subsidiaries in seven states. The company also serves more than one million retail customers through its SouthStar Energy Services joint venture and Nicor National, which market natural gas and related home services. AGL Resources other non-utility businesses include asset management for natural gas wholesales customers through Sequent Energy Management, ownership and operation of natural gas storage facilities, and ownership of Tropical Shipping, one of the largest containerized cargo carriers serving the Bahamas and Caribbean region.

Individual Shareholders' Contact for Shareholder Services:
Wells Fargo: 1-800-468-9716 or 1-651-450-4064
Click here for full shareholder services contact information or e-mail investors@aglresources.com

Contact for Institutional Investors:
Sarah Stashak
Director, Investor Relations
404-584-4577
sstashak@aglresources.com

Investor Relations Mailing Address:
AGL Resources Investor Relations
P.O. Box 4569
Atlanta, GA 30302-4569

NYSE: GAS $39.17 +0.27
Apr 27, 2012 2:00 p.m. ET

PRESS RELEASES
SEC FILINGS
WEBCASTS AND EVENTS

AGL Resources Quick Facts

Headquarters: Atlanta

Employees: 6,300

Utility Customers Served: 4.5 million

Retail Customers Served: 1.2 million

Ticker Symbols: GAS (NYSE)

2011 Annual Report
Download Annual Report: Providing Tomorrow's Energy

At-A-Glance
Download AGL Resources Corporate Footprint Map and Fact Sheet

AGL Resources®

Additional Resources
Company resources
• www.aglresources.com
• Sarah Stashak
 Director, Investor Relations
 404-584-4577
 sstashak@aglresources.com
Industry resources
• www.aga.org
• www.eia.doe.gov

Rate Case History
Utility	Last Rate Case	Key Outcomes	Agreements on Rate Case Stay outs
Nicor Gas	Mar. 2009
• $80 million rate increase
• Bad debt rider approved in February 2010 providing recovery from (or credit to) customers the difference of actual expense and $63 million benchmark
• Rate case reset heating degree days from 5,830 to 5,600
Stay out concludes Dec. 2014
Atlanta Gas Light	Oct. 2010	• $26.7 million rate increase approved • Included ~$10 million in new customer service and safety programs • Adopted new acquisition synergy sharing policy	None
Virginia Natural Gas	Dec. 2011
• $11 million rate increase in base rates
• Recovery of $3.1 million in costs previously recovered through base rates now recovered through PGA
• Approval to recover gas portion of bad debts through the PGA
None
Elizabethtown Gas	Dec. 2009	• $3 million rate increase • New depreciation rates decreased expense $5 million • Two-year rate freeze concluded in 2011	None
Florida City Gas	Feb. 2004
• $7 million rate increase
• Approval in late 2007 to include acquisition adjustment
 amortization expense in operating income and acquisition
 adjustment asset balance in rate base for regulatory surveillance reporting purposes
• 2007 approval included a 5-year stay-out provision
Stay out concludes Oct. 2012
Chattanooga Gas	May 2010	• Instituted new rate design that encourages customer conservation • First decoupled rate design for TN utility • New depreciation rates decreased expense of $2 MM annually	None

Regulatory Recovery Mechanisms
Utility	Rate Decoupling	Weather Normalization	Bad Debt Recovery	Conservation Program Recovery	Infrastructure Replacement
Nicor Gas			✓	✓
Atlanta Gas Light	✓				✓
Virginia Natural Gas		✓	✓		✓
Elizabethtown Gas		✓		✓	✓
Florida City Gas				✓
Chattanooga Gas	✓	✓	✓	✓

millions
$700
$600
$500
$400
$300
$200
$100
$0
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
Senior Notes
Medium Term Notes
Gas Facility Revenue Bonds
Nicor Gas First Mortgage Bonds

AGL Resources

AGL Resources Debt Maturities

In millions	Three months ended June 30, 2012	Three months ended June 30, 2011	Six months ended June 30, 2012	Six months ended June 30, 2011
Operating revenues	$ 686	$ 375	$ 2,090	$ 1,253
Cost of goods sold (COG)	(240)	(134)	(959)	(589)
Revenue Tax Expense	(13)	-	(54)	-
Operating margin	433	241	1,077	664
Operating expenses				
Operation and maintenance	218	119	463	248
Revenue Tax Expense	(13)	-	(54)	-
Depreciation and amortization	102	42	206	83
Nicor Merger Expenses	3	8	13	10
Taxes other than income	32	12	96	25
Total operating expenses, exc. COG	342	181	724	366
Operating Income	91	60	353	298
Other income	9	2	13	3
EBIT	**100**	**62**	**366**	**301**
Interest expense, net	45	32	92	61
Earnings before income taxes	55	30	274	240
Income tax expense	20	11	100	87
Net income	**35**	**19**	**174**	**153**
Less: net income attributable to the noncontrolling interest	1	1	10	11
Net income attributable to AGL - as reported	**34**	**18**	**164**	**142**
Impact of Nicor transaction costs, net of tax	2	8	8	11
Net income attributable to AGL - as adjusted	**$ 36**	**$ 26**	**$ 172**	**$ 153**

AGL Resources

The following table sets forth a reconciliation of AGL Resources’ operating margin to operating income and earnings before interest and taxes (EBIT) to earnings before income taxes, net income to net income attributable to AGL - as reported and net income attributable to AGL - as adjusted, and net income attributable to AGL - as adjusted - to diluted EPS - as adjusted for the three and six months ended June 30, 2012 and 2011.
GAAP Reconciliation

Three months ended June 30, 2012	Three months ended June 30, 2011	Six months ended June 30, 2012	Six months ended June 30, 2011
Basic earnings per share – as reported	$0.28	$0.23	$1.40	$1.83
Transaction costs of Nicor merger	0.02	0.10	0.07	0.14
Basic earnings per share – as adjusted	**$0.30**	**$0.33**	**$1.47**	**$1.97**

	Three months ended June 30, 2012	Three months ended June 30, 2011	Six months ended June 30, 2012	Six months ended June 30, 2011
Diluted earnings per share – as reported	$0.28	$0.23	$1.40	$1.82
Transaction costs of Nicor merger	0.02	0.10	0.07	0.14
Diluted earnings per share – as adjusted	**$0.30**	**$0.33**	**$1.47**	**$1.96**

Weather Impact - Consolidated AGL Resources	Three months ended June 30, 2012	Six months ended June 30, 2012
in millions		
Operating Income	**$91**	**$353**
Other income	9	13
EBIT	**$100**	**$366**
Impact of weather normalization	4	25
EBIT as adjusted	**$104**	**$391**
Impact of weather normalization (net of tax)	**$2**	**$15**
Diluted earnings per share impact – as adjusted	**$0.02**	**$0.13**

AGL Resources

The following tables set forth a reconciliation of AGL Resources’ Basic and Diluted earnings per share - as reported (GAAP) to Basic and Diluted earnings per share - as adjusted (Non-GAAP; excluding Nicor merger costs), for the three and six months ended June 30, 2012 and 2011.
GAAP Reconciliation

2Q12 *in millions*	**Distribution operations**	**Retail operations**	**Wholesale services**	**Midstream operations**	**Cargo Shipping**	**Other and intercompany eliminations**	**Consolidated AGL Resources**
Total Operating Revenues	**$ 490**	**$ 136**	**$ 7**	**$ 18**	**$ 80**	**$ (45)**	**$ 686**
Cost of Goods Sold (COG)	(131)	(93)	(4)	(7)	(51)	46	(240)
Revenue Tax Expense	(13)	-	-	-	-	-	(13)
Operating Margin	**346**	**43**	**3**	**11**	**29**	**1**	**433**
Operating Expenses							
Operation & Maintenance	152	25	11	4	26	-	218
Revenue Tax Expense	(13)	-	-	-	-	-	(13)
Depreciation & Amortization	86	3	-	4	6	3	102
Nicor Merger Expenses	-	-	-	-	-	3	3
Taxes Other Than Income	25	1	1	2	1	2	32
Total Operating Expenses, exc. COG	**250**	**29**	**12**	**10**	**33**	**8**	**342**
Operating Income (loss)	**96**	**14**	**(9)**	**1**	**(4)**	**(7)**	**91**
Other income (expense)	4	-	-	1	3	1	9
EBIT	**$ 100**	**$ 14**	**$ (9)**	**$ 2**	**$ (1)**	**$ (6)**	**$ 100**

AGL Resources®

The following tables set forth a reconciliation of AGL Resources’ Statement of Income to earnings before interest and taxes (EBIT) by segment for the quarter ended June 30, 2012.

GAAP Reconciliation

2Q11 *in millions*	Distribution operations	Retail operations	Wholesale services	Midstream operations	Cargo Shipping	Other and intercompany eliminations	Consolidated AGL Resources
Total Operating Revenues	**$ 277**	**$ 117**	**$ 9**	**$ 11**	**$ -**	**$ (39)**	**$ 375**
Cost of Goods Sold (COG)	(70)	(100)	(1)	(2)	-	39	**(134)**
Operating Margin	**207**	**17**	**8**	**9**	**-**	**-**	**241**
Operating Expenses							
Operation & Maintenance	89	15	12	4	-	(1)	119
Depreciation & Amortization	36	-	1	2	-	3	42
Nicor Merger Expenses	-	-	-	-	-	8	8
Taxes Other Than Income	9	1	-	1	-	1	12
Total Operating Expenses, exc. COG	**134**	**16**	**13**	**7**	**-**	**11**	**181**
Operating Income (loss)	**73**	**1**	**(5)**	**2**	**-**	**(11)**	**60**
Other income	1	-	-	-	-	1	2
EBIT	**$ 74**	**$ 1**	**$ (5)**	**$ 2**	**$ -**	**$ (10)**	**$ 62**

AGL Resources®

The following tables set forth a reconciliation of AGL Resources’ Statement of Income to earnings before interest and taxes (EBIT) by segment for the quarter ended June 30, 2011.

GAAP Reconciliation

6-months 2012 *in millions*	**Distribution operations**	**Retail operations**	**Wholesale services**	**Midstream operations**	**Cargo Shipping**	**Other and intercompany eliminations**	**Consolidated AGL Resources**
Total Operating Revenues	**$ 1,530**	**$ 399**	**$ 71**	**$ 34**	**$ 164**	**$ (108)**	**$ 2,090**
Cost of Goods Sold (COG)	(660)	(259)	(34)	(12)	(101)	107	(959)
Revenue Tax Expense	(54)	-	-	-	-	-	(54)
Operating Margin	**816**	**140**	**37**	**22**	**63**	**(1)**	**1,077**
Operating Expenses							
Operation & Maintenance	325	57	24	9	54	(6)	463
Revenue Tax Expense	(54)	-	-	-	-	-	(54)
Depreciation & Amortization	174	7	1	6	12	6	206
Nicor Merger Expenses	-	-	-	-	-	13	13
Taxes Other Than Income	82	2	2	3	3	4	96
Total Operating Expenses, exc. COG	**527**	**66**	**27**	**18**	**69**	**17**	**724**
Operating Income (loss)	**289**	**74**	**10**	**4**	**(6)**	**(18)**	**353**
Other income	5	-	-	1	6	1	13
EBIT	**$ 294**	**$ 74**	**$ 10**	**$ 5**	**$ -**	**$ (17)**	**$ 366**

6-mos 2011 *in millions*	**Distribution operations**	**Retail operations**	**Wholesale services**	**Midstream operations**	**Cargo Shipping**	**Other and intercompany eliminations**	**Consolidated AGL Resources**
Total Operating Revenues	**$ 820**	**$ 407**	**$ 62**	**$ 41**	$ -	**$ (77)**	**$ 1,253**
Cost of Goods Sold (COG)	(338)	(301)	(4)	(23)	-	77	**(589)**
Operating Margin	**482**	**106**	**58**	**18**	**-**	**-**	**664**
Operating Expenses							
Operation & Maintenance	179	35	28	8	-	(6)	244
Depreciation & Amortization	72	1	1	4	-	5	83
Nicor Merger Expenses	-	-	-	-	-	14	14
Taxes Other Than Income	18	1	1	2	-	3	25
Total Operating Expenses, exc. COG	**269**	**37**	**30**	**14**	**-**	**16**	**366**
Operating Income (loss)	**213**	**69**	**28**	**4**	**-**	**(16)**	**298**
Other income	2	-	-	-	-	1	3
EBIT	**$ 215**	**$ 69**	**$ 28**	**$ 4**	**$ -**	**$ (15)**	**$ 301**

AGL Resources
24

The following tables set forth a reconciliation of AGL Resources’ Statement of Income to earnings before interest and taxes (EBIT) by segment for the six-
months ended June 30, 2012 and 2011.
GAAP Reconciliation

Reconciliations of operating margin, EBIT by segment, net income excluding merger expenses and EPS excluding merger expenses are available in our quarterly reports
(Form 10-Q) and annual reports (Form 10-K) filed with the Securities and Exchange Commission and on the Investor Relations section of our website at
www.aglresources.com.
Our management evaluates segment financial performance based on operating margin and EBIT, which includes the effects of corporate expense allocations. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure. Items that are not included in EBIT are income taxes and financing costs, including debt and interest, each of which the company evaluates on a consolidated basis. The company believes EBIT is a useful measurement of its performance because it provides information that can be used to evaluate the effectiveness of its businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations.
We also use EBIT internally to measure performance against budget and in reports for management and the Board of Directors. Projections of forward-looking EBIT are used in our internal budgeting process, and those projections are used in providing forward-looking business segment EBIT projections to investors. We are unable to reconcile our forward-looking EBIT business segment guidance to GAAP net income, because we do not predict the future impact of unusual items and mark-to-market gains or losses on energy contracts. The impact of these items could be material to our operating results reported in accordance with GAAP.
Operating margin is a non-GAAP measure calculated as revenues minus cost of goods sold and revenue taxes, excluding operation and maintenance expense, depreciation and amortization, certain taxes other than income taxes and the gain or loss on the sale of assets, if any. These items are included in our calculation of operating income. We believe operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of goods sold and revenue taxes are generally passed directly through to customers.
We present our net income and our EPS excluding expenses incurred with respect to the merger with Nicor. As we do not routinely engage in transactions of the magnitude of the Nicor merger, and consequently do not regularly incur transaction related expenses of correlative size, we believe presenting our EPS excluding Nicor merger expenses provides investors with an additional measure of our core operating performance.
Net income attributable to AGL Resources, as adjusted, and Basic and Diluted earnings per share, as adjusted, are non-GAAP measures and exclude transaction costs related to the merger with Nicor. Transaction costs include O&M expenses as well as incremental debt issuance costs and interest expense related to financing the cash portion of the purchase consideration in advance of the merger closing date. The company also uses a non-GAAP measure when it presents the impact of warmer-than-
normal weather on its diluted EPS. EBIT, operating margin, net income excluding merger expenses, EPS excluding merger expenses and the impact of warmer-than-
normal weather should not be considered as alternatives to, or more meaningful indicators of, our operating performance than operating income, net income attributable to
AGL Resources Inc. or EPS as determined in accordance with GAAP. In addition, our EBIT, operating margin, adjusted net income and adjusted EPS may not be comparable to similarly titled measures of another company.
We believe these financial measures are useful to investors because they provide an alternative method for assessing the Company’s operating results in a manner that is focused on the performance of the Company’s ongoing operations. The presentation of these financial measures is not meant to be a substitute for financial measures prepared in accordance with GAAP.

GAAP Reconciliation

Q&A